ING EQUITY TRUST

ING FUNDS TRUST

ING MUTUAL FUNDS

ING SENIOR INCOME FUND

(the “Registrants”)

Supplement dated March 15, 2013 to the

Current Prospectuses, Summary Prospectuses, and

Statements of Additional Information (“SAIs”)

for each Series of the above named Registrants

(collectively, the “Funds”)

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Funds, (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is an IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities in an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Funds without interruption, a special meeting of shareholders (the “Special Meeting”) has been scheduled for May 13, 2013.

At the Special Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for each Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.              To approve a new investment sub-advisory agreement between ING Investments and ING Investment Advisors, B.V. (“IIMA”) with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To elect 13 nominees to the Registrants’ Boards of Trustees (the “Board”);

5.              To approve an amended advisory fee structure that could increase the advisory fee with respect to ING Diversified International Fund;

6.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to ING Diversified International Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

7.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

8.              To approve a manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of such Fund’s shareholders;

9.              To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders; and

10.       To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Fund are asked to approve at the Special Meeting.

Fund	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven	Proposal Eight	Proposal Nine
ING Diversified Emerging Markets Debt Fund	✓	✓		✓					✓
ING Diversified International Fund	✓			✓	✓	✓			✓
ING Emerging Markets Equity Dividend Fund	✓		✓	✓			✓		✓
ING Emerging Markets Equity Fund	✓			✓					✓
ING Floating Rate Fund	✓	✓		✓					✓
ING Global Bond Fund	✓	✓		✓					✓
ING Global Equity Dividend Fund	✓		✓	✓			✓	✓	✓
ING Global Natural Resources Fund	✓	✓		✓					✓
ING Global Opportunities Fund	✓		✓	✓			✓		✓
ING Global Real Estate Fund	✓			✓					✓
ING GNMA Income Fund	✓	✓		✓					✓
ING Growth Opportunities Fund	✓	✓		✓				✓	✓
ING High Yield Bond Fund	✓	✓		✓					✓
ING Intermediate Bond Fund	✓	✓		✓					✓
ING International Core Fund	✓			✓					✓
ING International Growth Fund	✓			✓					✓
ING International Real Estate Fund	✓			✓					✓
ING International Small Cap Fund	✓			✓					✓
ING International Value Choice Fund				✓
ING International Value Equity Fund	✓	✓		✓					✓
ING Large Cap Value Fund	✓	✓		✓					✓
ING MidCap Opportunities Fund	✓	✓		✓					✓
ING Mid Cap Value Fund	✓			✓					✓
ING Real Estate Fund	✓			✓					✓
ING Russia Fund	✓		✓	✓			✓	✓	✓
ING Senior Income Fund	✓	✓		✓
ING Short Term Bond Fund	✓	✓		✓					✓
ING SmallCap Opportunities Fund	✓	✓		✓				✓	✓

Fund	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five	Proposal Six	Proposal Seven	Proposal Eight	Proposal Nine
ING Strategic Income Fund	✓	✓		✓					✓
ING Value Choice Fund				✓

If you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at (800) 848-2998.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE